EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of Fortune Brands, Inc. for the fiscal year ended December 31, 1997, and any and all amendments thereto:

       Signature                    Title                     Date



    Thomas C. Hays
----------------------      Chairman of the Board       February 13, 1998
    Thomas C. Hays           and Chief Executive
                             Officer (principal
                           executive officer) and
                                   Director



    John T. Ludes
----------------------       President and Chief        February 18, 1998
    John T. Ludes           Operating Officer and
                                  Director




Dudley L. Bauerlein, Jr.
----------------------      Senior Vice President       February 18, 1998
Dudley L. Bauerlein, Jr.     and Chief Financial
                              Officer (principal
                              financial officer)



  Craig P. Omtvedt
----------------------      Senior Vice President       February 13, 1998
  Craig P. Omtvedt           and Chief Accounting
                              Officer (principal
                             accounting officer)


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  Eugene R. Anderson
----------------------            Director              February 22, 1998
  Eugene R. Anderson



  Patricia O. Ewers
----------------------            Director              February 22, 1998
  Patricia O. Ewers



John W. Johnstone, Jr.
----------------------            Director              February 23, 1998
John W. Johnstone, Jr.



  Wendell J. Kelley
----------------------            Director              February 22, 1998
  Wendell J. Kelley



   Sidney Kirschner
----------------------            Director              February 22, 1998
   Sidney Kirschner



   Gordon R. Lohman
----------------------            Director              February 23, 1998
   Gordon R. Lohman



Charles H. Pistor, Jr.
----------------------            Director              February 22, 1998
Charles H. Pistor, Jr.



   Anne M. Tatlock
----------------------            Director              February 22, 1998
   Anne M. Tatlock


  John W. Thompson
----------------------            Director              February 22, 1998
  John W. Thompson


   Peter M. Wilson
----------------------            Director              February 23, 1998
   Peter M. Wilson